UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 19, 2024 (August 18, 2024)

Churchill Capital Corp VII
(Exact name of registrant as specified in its charter)

Delaware	001-40051	85-3420354
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

640 Fifth Avenue, 12th Floor

New York, NY 10019

(Address of principal executive offices, including zip code)

(212) 380-7500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered

Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-fifth of one warrant	CVII.U	New York Stock Exchange
Shares of Class A common stock	CVII	New York Stock Exchange
Warrants	CVII WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02 Termination of a Material Definitive Agreement.

Merger Agreement

As previously disclosed, on August 1, 2023, Churchill Capital Corp VII, a Delaware corporation (“Churchill”), CorpAcq Group Plc (f/k/a Polaris Pubco Plc), a public limited company incorporated under the laws of England and Wales (“Pubco”), NorthSky Merger Sub, Inc., a Delaware corporation and direct, wholly owned subsidiary of PubCo, CorpAcq Holdings Limited, a private limited company incorporated under the laws of England and Wales (“CorpAcq”), Polaris Bermuda Limited, an exempted company limited by shares incorporated under the laws of Bermuda and the shareholders of CorpAcq party thereto entered into an agreement and plan of merger with respect to an initial business combination of Churchill and CorpAcq (as amended from time to time, the “Merger Agreement”).

On August 18, 2024, Churchill and CorpAcq entered into a Mutual Termination Agreement pursuant to which the Merger Agreement was terminated by the mutual consent of Churchill and CorpAcq, effective as of August 18, 2024. There are no early termination penalties incurred by Churchill or CorpAcq in connection with the termination of the Merger Agreement.

Sponsor Agreement

As previously disclosed, in connection with the execution of the Merger Agreement, on August 1, 2023, that certain letter, dated February 11, 2021, from Churchill Sponsor VII LLC (the “Sponsor”) and each of the individuals party thereto, each of whom is a member of Churchill’s board of directors and/or management team (each, an “Insider” and collectively, the “Insiders”) to Churchill (the “A&R Sponsor Agreement”), was amended and restated. Pursuant to the Amended and Restated Sponsor Agreement, among other things, each of the Sponsor and the Insiders acknowledged that it, he or she has no right, title, interest or claim of any kind in or to any monies held in Churchill’s trust account or any other asset of Churchill as a result of any liquidation of Churchill with respect to the Class B common stock, par value $0.0001 per share of Churchill held by it, him or her and agreed to be bound to certain other obligations as described in the A&R Sponsor Agreement. The A&R Sponsor Agreement shall terminate upon the liquidation of Churchill (as described in Item 8.01 below); provided, however, that the indemnification provisions of the A&R Sponsor Agreement shall survive such liquidation for a period of six (6) years.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information under Item 8.01 regarding the delisting by Nasdaq Global Market (“Nasdaq”) is incorporated into this Item 3.01 by reference.

Item 8.01 Other Events.

As a result of the termination of the Merger Agreement, Churchill was unable to complete an initial business combination within the time period required by its Second Amended and Restated Certificate of Incorporation, which ended on August 17, 2024. Pursuant to its Second Amended and Restated Certificate of Incorporation, Churchill must (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than 10 business days thereafter subject to lawfully available funds therefor, redeem 100% of its outstanding shares of Class A common stock, par value $0.0001 per share (“Class A Common Stock”) in consideration of a per share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the trust account, including interest (net of amounts withdrawn as permitted withdrawals and less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding shares of Class A Common Stock, which redemption will completely extinguish rights of the holders of the public shares (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Churchill board in accordance with applicable law, dissolve and liquidate, subject in each case to Churchill’s obligations under the General Corporation Law of the State of Delaware, as amended from time to time, to provide for claims of creditors and other requirements of applicable law.

On August 18, 2024, Churchill and CorpAcq issued a joint press release announcing the termination of the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The last day of trading of the Class A Common Stock, warrants and units of Churchill on Nasdaq was August 16, 2024, and Nasdaq has filed a Form 25 with the United States Securities and Exchange Commission (the “SEC”) to delist its securities. Churchill thereafter expects to file a Form 15 with the SEC to terminate the registration of its securities under the Securities and Exchange Act of 1934, as amended.

The information under Item 1.02 regarding the termination of the Merger Agreement is incorporated into this Item 8.01 by reference.

Forward-Looking Statements

This Current Report may include, and oral statements made from time to time by representatives of Churchill may include, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements regarding possible business combinations and the financing thereof, and related matters, as well as all other statements other than statements of historical fact included in this Current Report are forward-looking statements. When used in this Current Report, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions, as they relate to Churchill or Churchill’s management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of Churchill’s management, as well as assumptions made by, and information currently available to, Churchill’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in Churchill’s filings with the SEC. All subsequent written or oral forward-looking statements attributable to Churchill or persons acting on Churchill’s behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of Churchill, including those set forth in the Risk Factors section of Churchill’s annual report on Form 10-K for the fiscal year ended December 31, 2023, filed with the SEC on April 4, 2024. Churchill undertakes no obligation to update these statements for revisions or changes after the date of this Current Report, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description
99.1	Press Release, dated August 18, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHURCHILL CAPITAL CORP VII

Date: August 19, 2024	By:	/s/ Jay Taragin
		Name:	Jay Taragin
		Title:	Chief Financial Officer

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